Exhibit 32.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of CBM Bancorp, Inc. (the “Company”) for the quarter ended September 30, 2019, as filed with the Securities and Exchange Commission (the “Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

By:	/s/ Joseph M. Solomon
Joseph M. Solomon
President
(principal executive officer) November 14, 2019

By:	/s/ Jodi L. Beal
Jodi L. Beal
Executive Vice President and Chief Financial Officer
(principal financial and accounting officer)
November 14, 2019

The foregoing certification is being furnished pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.